SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐ Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ___________________________
(2)	Aggregate number of securities to which transaction applies: ___________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________
(4)	Proposed maximum aggregate value of transaction: ___________________________________
(5)	Total fee paid: _______________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: _______________________________________________________
(2)	Form, Schedule or Registration Statement No.: _______________________________________
(3)	Filing Party: _________________________________________________________________
(4)	Date Filed: __________________________________________________________________

EXPLANATORY NOTE

           Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on June 21, 2001, in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Ranger Press Release (Letter to Sanjay Kumar)	Item 1

Letter to Sanjay Kumar	Item 2

Letter to Walter Haefner	Item 3

Key Findings of Computer Associates Customer Survey
(Microsoft Power Point- 445k)	Item 4

Content of Items 1 - 4

For Immediate Release

Sam Wyly Cites Computer Associates' Chronic Abuse Of Customers And
Employees As Motivation For Proxy Battle In Personal Letter To Company
President And CEO Sanjay Kumar

DALLAS, June 21 - Entrepreneur Sam Wyly, manager of an investment firm that today initiated a proxy solicitation of the stockholders of Computer Associates International, Inc. (NYSE: CA), cited the Company's chronic abuse of customers and employees as a driving motivation for the proxy battle in a personal letter to Computer Associates' President and CEO Sanjay Kumar sent early this morning.

Computer Associates acquired two companies started by Wyly during his career -- University Computing Company in 1987 and Sterling Software in 2000. Many Computer Associates software products were created and originally introduced to the marketplace by these companies.

In addition to nominating a slate of replacements for the current Computer Associates Board of Directors, Ranger Governance has proposed a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve the Company's relations with customers, employees and investors.

The following is the text of the letter Wyly sent to Kumar and the Computer Associates' Board of Directors earlier today.

June 21, 2001

Mr. Sanjay Kumar, President and CEO
Computer Associates International, Inc.
One Computer Associates Plaza
Islandia, NY 11749

Dear Sanjay:

A year and a half ago, when you came to my home in Dallas and said you wanted to acquire Sterling Software for Computer Associates stock, I asked you about CA's reputation for abusing its customers and employees. You told me that the company was misunderstood and that things had changed for the better.

I have come to the conclusion that things have not changed at Computer Associates, and cannot change under the current management and Board. Recent media reports and an independent study by one of the nation's top polling firms have confirmed my concerns about the way the company is being run. It is my strong belief that a company which continually abuses its customers and its employees cannot create value for its shareholders.

That is why I am writing to inform you that Ranger Governance, Ltd. is undertaking a proxy solicitation of the stockholders of Computer Associates. We intend to offer shareholders better management and increased value under the direction of a new and independent Board.

This is not personal ... it is about unlocking the potential of Computer Associates by creating a culture of innovation, accountability, extraordinary customer service, and real growth.

Sincerely,

Sam Wyly
Manager
Ranger Governance, Ltd.

cc:    Charles B. Wang
         Russell M. Artzt
         Alfonse M. D'Amato
         Willem F. P. de Vogel
         Richard A. Grasso
         Shirley S. Kenny
         Roel Pieper, Ph.D.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at http://www.rangergov.com.

Contacts:

Michael Gross, Eric Andrus

212.484.7634

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

June 21, 2001

Mr. Sanjay Kumar, President and CEO
Computer Associates International, Inc.
One Computer Associates Plaza
Islandia, NY 11749

Dear Sanjay:

A year and a half ago, when you came to my home in Dallas and said you wanted to acquire Sterling Software for Computer Associates stock, I asked you about CA's reputation for abusing its customers and employees. You told me that the company was misunderstood and that things had changed for the better.

I have come to the conclusion that things have not changed at Computer Associates, and cannot change under the current management and Board. Recent media reports and an independent study by one of the nation's top polling firms have confirmed my concerns about the way the company is being run. It is my strong belief that a company which continually abuses its customers and its employees cannot create value for its shareholders.

That is why I am writing to inform you that Ranger Governance, Ltd. is undertaking a proxy solicitation of the stockholders of Computer Associates. We intend to offer shareholders better management and increased value under the direction of a new and independent Board.

This is not personal ... it is about unlocking the potential of Computer Associates by creating a culture of innovation, accountability, extraordinary customer service, and real growth.

Sincerely,

Sam Wyly
Manager
Ranger Governance, Ltd.

cc:     Charles B. Wang
          Russell M. Artzt
          Alfonse M. D'Amato
          Willem F. P. de Vogel
          Richard A. Grasso
          Shirley S. Kenny
          Roel Pieper, Ph.D.

June 20, 2001

Via facsimile #011/411-269-5363

Mr. Walter Haefner
Careal Holding AG
Utoquai 49
8008 Zurich
Switzerland

Dear Walter:

Here is our announcement. Hope you will reserve judgement until you have enough information to have a clear understanding of your choices between the two different management teams.

Please get information and advice you trust from people other than company people.

Best regards,

Sam Wyly

/sh

Attachment - five pages

C:     Michael Gross, Robinson Lerer Montgomery

Computer Associates

Prepared By:
Penn, Schoen & Berland Associates, Inc.
June 20, 2001

Methodology

- **Penn, Schoen and Berland Associates conducted 76 interviews among current, former and non-customers of Computer Associates between June 11 and June 15, 2001.**
  - **52 interviews were conducted with current customers**
  - **8 interviews were conducted with former Computer Associates customers**
  - **16 interviews were conducted with non-customers who have never been a Computer Associates customer.**

- ***Unless explicitly noted, all results are based on interviews with Computer Associates customers only.***

1

Penn, Schoen, and Berland Assoc. 6759

Methodology

- **Respondents were senior executives at Fortune 1000 companies who have primary decision making power over computer and technology issues.**
  - **45% were CIOs or CTOs**
  - **17% were CFOs**
  - **13% were Executive Vice Presidents**
  - **12% were Senior Vice Presidents**
  - **1% were CEOs**
  - **3% were COOs**

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Executive Summary

- Computer Associates faces serious challenges to continue as a successful, functioning business. It is a company with a substantial amount of customer dissatisfaction, with many customers wishing to break from their relationship with Computer Associates.
  - 41% are dissatisfied with their relationship with Computer Associates; only 6% are extremely satisfied.
  - 46% say they would get out of their commitment with Computer Associates if they could.
  - Almost 4 in 10 of their current customers have an unfavorable opinion of Computer Associates.
  - 36% would not recommend Computer Associates to their colleagues.

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T7

Executive Summary

- **Honesty and Integrity are not attributes most customers would apply to Computer Associates. Less than half say these qualities apply to the company.**
  - **Just 21% say "Integrity" applies to Computer Associates**
  - **Only 33% say "Honesty" is a word they associate with Computer Associates.**

4

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T7

Executive Summary

- Customers are clear in expressing their dissatisfaction with Computer Associates, as the following quotes attest:
  - *"They do not care about their customers." CIO, Manufacturing*
  - *"Customer service is terrible" CIO, Financial / Insurance*
  - *"Not responsive enough" CFO, Retail Drugstore Business*
  - *"Computer Associates management is arrogant." CIO, Wholesale Distribution*
  - *"No innovation and dishonest." CFO, Banking*
  - *"The problem is that we need the products they have and they can't be acquired anywhere else--if we could get them elsewhere, we would." CIO, Manufacturing*
  - *"They buy companies and bleed them dry." CIO, Forest and Paper Product*

5

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T7

Executive Summary

- **Substantial numbers of customers are dissatisfied with the value they get for the price they pay, the responsiveness, and the way the company meets their needs.**
  - **33% are dissatisfied with the "Value they get from Computer Associates products and services for the price they pay."**
  - **25% are dissatisfied with Computer Associates' responsiveness to their requests.**
  - **21% are dissatisfied with how Computer Associates meets their needs**

6

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Executive Summary

- While 59% of its customers are favorable toward Computer Associates, 92% of its customers are favorable toward IBM. And they have a basis for their high opinion of IBM, since 96% of Computer Associates' customers are also IBM customers.

- Against IBM, Computer Associates is seen as inferior. On a number of attributes, including customer service, value, state of the art products, and innovation, IBM dominates Computer Associates.

  – Best Customer Service: 81% say IBM, 2% say Computer Associates
  – Most Innovative: 62% say IBM, 10% say Computer Associates
  – Best Value: 56% say IBM, 6% say Computer Associates
  – State of the Art Products: 58% say IBM, 13% say Computer Associates

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T7

Executive Summary

- A number of customers have little trust and confidence in senior management.
  - A third (33%) have little trust in its senior management.
  - A fifth (21%) do not have confidence in senior management's ability to lead the company into the future.
  - Senior management is called, "dishonest," "Unscrupulous," "Arrogant" and the "root of Computer Associates poor customer service."
- Customer dissatisfaction with Computer Associates is higher than what we have typically seen in our research. In our research experience in customer satisfaction, companies tend to achieve satisfaction ratings of 75% to 80%, and negligible numbers of customers would express a desire to get out of their relationship with a company.

8

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T7

Major Findings

- **Computer Associates is a company with almost half of its customers saying they are dissatisfied and willing to get out of their commitment with Computer Associates if they could.**
  - **41% are dissatisfied with their relationship with Computer Associates; only 6% are extremely satisfied.**
  - **46% say they would get out of their commitment with Computer Associates if they could.**

10

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T7

Major Findings

- **Almost 4 in 10 of their current customers have an unfavorable opinion of Computer Associates.**
  - **38% of Computer Associates' current customers have an unfavorable opinion of them**
  - **59% are favorable toward Computer Associates**
- **While their favorability rating may seem high, in contrast, 92% of Computer Associates' customers are favorable toward IBM. And they have a basis for their high opinion, since 96% of Computer Associates' customers are also IBM customers.**

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T7

Major Findings

- **Another troubling sign for Computer Associates is that 36% of its customers <u>would not</u> recommend Computer Associates to someone else.**

How likely would you be to recommend Computer Associates to a colleague at another company?

80%
60%
40%
20%
0%
61%
38%
23%
36%
21%
15%
Recommend
Not Recommend
Definitely
Probably

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T7

Major Findings

- **Substantial numbers of customers are dissatisfied with the value the company provides, its responsiveness to customers, sales process, and how the company meets their needs:**
  - **33% are dissatisfied with the "Value they get from Computer Associates products and services for the price they pay.**
  - **25% are dissatisfied with Computer Associates' responsiveness to their requests.**
  - **24% are dissatisfied with the sales process.**
  - **21% are dissatisfied with how Computer Associates meets their needs**

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T7

Major Findings

- **In open ended questions, customers provide reasons for their dissatisfaction that tie in with how they rate Computer Associates on individual attributes.**

  - *Why dissatisfied with Computer Associates? OPEN END*
    Among 41% of Computer Associates Customers who are dissatisfied

Price	25%
Poor customer service / No concern for the customer	25%
Inflexible / Refuse to negotiate	13%
They buy companies and bleed them dry	8%
Contract structure / Contract negotiations	8%
Pay maintenance and have no interactions/deal with them	4%
Products are not plug and play	4%
Others	8%
Don't Know / No Response	4%

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T7

Major Findings

- Clear majorities say "honesty" and "integrity" are qualities that do not apply to Computer Associates. Less than one in five say the company treats their customers well:
  - Only 15% say Computer Associates treat their customers well
  - 21%say it is a company with integrity
  - 33% say honesty is a quality that applies well to Computer Associates

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Major Findings

- **Computer Associates is weak in understanding customers' needs, showing flexibility, being innovative and providing good, consistent sales people. A third or fewer say these qualities apply to Computer Associates:**
  - **Only 17% say Computer Associates <u>understands their needs</u>**
  - **Just 21% say Computer Associates <u>demonstrates flexibility in dealings with customers</u>**
  - **Only 21% say Computer Associates has <u>knowledgeable sales people</u>**
  - **31% say Computer Associates is <u>innovative.</u>**
- ***Based on the response to the question: How much does the word or phrase apply to Computer Associates. Using a 7 point scale where 7 means it applies very much and a 1 means it does not apply at all. Percentages represent a rating of a 6 or 7 on this scale.***

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Major Findings

- **Customers express their dissatisfaction with Computer Associates in clear and unequivocal language. What emerges from these direct quotations is a company with poor customer service, arrogance and high pricing that are driving people away from doing business with Computer Associates.**
  - ***"They do not care about their customers." CIO, Manufacturing***
  - ***"Customer service is terrible" CIO, Financial / Insurance***
  - ***"Not responsive enough" CFO, Retail Drugstore Business***
  - ***"Computer Associates management is arrogant." CIO, Wholesale Distribution***
  - ***"No innovation and dishonest." CFO, Banking***
  - ***"They buy companies and bleed them dry." CIO, Forest and Paper Product***

17

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T7

Major Findings

- **Some customers feel trapped by their commitment to Computer Associates and feel they cannot do without them because they have no choice or product alternatives.**
  - ***"The problem is that we need the products they have and they can't be acquired anywhere else--if we could get them elsewhere, we would." CIO, Manufacturing***
  - ***"Their arrogant approach to pricing of software. As a customer, I feel like they have me between a rock and a hard spot." CFO, Title Insurance***
  - ***"[Computer Associates] is inflexible in negotiations. [The company], doesn't seem to care about [the] customer's position. Their market strategy is to 'hold you up', they've got you captive." Senior VP, Wholesale Distribution/Office Products***

18

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T7

Major Findings

- Complaints abound about their pricing, products and sales process:
  - *"When Computer Associates bought Pansophic and Platinum Products, Computer Associates increased prices that resulted in a lawsuit. Computer Associates strong-armed us. Their prices are high. Anything new coming out will be bought from a competitor." CIO, Wholesale Distribution*
  - *"The stuff works but it is not state of the art." CFO, Banking*
  - *"Different employees every time, they never get to know me or my business needs." COO, Energy Company*
  - *"The tone of the sales process is border-line arrogant, which lowers our confidence in them." CIO, Manufacturing*

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T7

Major Findings

- **Against its main competitor, IBM, Computer Associates is seen as inferior. On a number of attributes, including customer service, value, state of the art products, and innovation, IBM dominates Computer Associates.**

I'm going to read you a list of attributes that could apply to these companies. To the best of your knowledge, please tell me which of these companies best fits each attribute.

Among Computer Associates Customers

	Best Cust. Service	Most Innovative	Best Value	State of the Art Products
Computer Associates	2	10	6	13
IBM	81	62	56	58
BMC	6	6	12	13
Compuware	2	2	4	2
Network Associates	4	12	15	10

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T7

Major Findings

- The ultimate responsibility for company performance is with the senior management. Customers fault senior management with the way Computer Associates operates.
- A fifth (22%) are dissatisfied with Computer Associates senior management.
- A third of customers (33%) have little to no trust in Computer Associates' senior management.
- And there is concern by some that the management team may not be able to lead Computer Associates into the future.
  - 21% of Computer Associates' customers do not have confidence in senior management's ability to lead the company into the future.

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Major Findings

- **Customers are pointed in how they feel about Computer Associates' senior management:**
  - ***"Unscrupulous and Dishonest." CIO, Manufacturing***
  - ***"Senior Management is not out to help their customers, only themselves." CFO, Banking***
  - ***"Computer Associates' management is arrogant. Their management knows that they are the only player in town."* CIO, Wholesale Distribution**
  - ***"[Senior Management] is at the root of their poor customer service." CIO, Manufacturing***
  - ***"[The company] is financially unstable, acquisition model is bad, they don't manage their employees well" CIO, Manufacturing"***

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T7

Major Findings

- **Criticisms about Computer Associates' business practices have recently come to light in press reports.**

- **While a minority of customers (35%) have heard or read about the allegations, the impact could be potentially negative as more customers become aware of these things.**
  - **Once customers become aware, their concern about these allegations is high**
  - **25% percent of customers are unlikely to do business with them based on what they have heard or read.**

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T7

Major Findings

- **Few customers are aware of the recent press reports about Computer Associates' accounting practices and treatment of employees and customers.**

Have you heard any press reports about Computer Associates?

Among Computer Associates Customers

100%
80%
60%
40%
20%
0%
35%
62%
Yes
No

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T7

Major Findings

- **And only slightly more than one in five who have heard something are less favorable to Computer Associates as a result.**

Does what you have heard or read make you more favorable toward Computer Associates, less favorable to Computer Associates, or doesn't it make a difference one way or the other?
Among 35%Computer Associates Customers Who Have Heard Or Read Press Reports

100%
80%
60%
40%
20%
0%
17%
22%
61%
more favorable
less favorable
makes no difference

26

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T7

Major Findings

- **However, once customers become aware of coverage relating to Computer Associates' poor treatment of customers, almost two-thirds express concern.**

There have also been allegations that Computer Associates are not responsive and treat their customers poorly. How concerned are you by these allegations?

Among Computer Associates Customers

60%
40%
20%
0%
35%
27%
23%
10%
Very concerned
Somewhat concerned
Not too concerned
Not concerned at all

27

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T7

Major Findings

- **Similarly, when customers become aware of allegations relating to Computer Associates' accounting practices, half say they are very or somewhat concerned.**

Recently there was press coverage that called into question Computer Associate's accounting practices,saying the company overstated their revenues by using misleading reporting methods. When standard acceptable accounting practices are supplied the revenues decline significantly. These allegations were made by former employees as well as independent industry analysts. How concerned are you by these allegations?

Among Computer Associates Customers

60%
40%
20%
0%
19%
33%
37%
8%
Very concerned
Somewhat concerned
Not too concerned
Not concerned at all

28

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T7

Major Findings

- **Based on what they heard, about a fourth say they are unlikely to do business with Computer Associates in the future.**

Based on what you have heard or read, how likely are you to do business with Computer Associates?

Among Computer Associates Customers

60%
40%
20%
0%
25%
50%
15%
10%
Very likely
Somewhat likely
Not very likely
Not at all likely

29

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T7

Major Findings

- **Computer Associates has developed a new business strategy to improve its customer relations. A fifth are aware of this new strategy.**
  - **8% of customers are positive to the new business strategy**
  - **4% are skeptical that Computer Associates that the company will implement it**
  - **2% are suspicious about the plan**

- **The problems with Computer Associates are sufficiently intractable, so a new business strategy can only be viewed as a gloss on a seriously flawed product.**

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T7

Major Findings

- **Eight former Computer Associates customers were also interviewed. While that number is too small to make statistical generalizations, we did find that slightly less than half were dissatisfied with their experience and are unlikely to work with Computer Associates again.**
  - **3 of 8 have an unfavorable opinion of Computer Associates.**
  - **Similarly, 3 of 8 are unlikely to do business with them again.**

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Major Findings

- **16 respondents who have never been customers were also interviewed. While they are obviously, less familiar with Computer Associates than current and former customers, about one in 5 say they have an unfavorable opinion of the company.**

- **Although few non-customers cite negative reasons for why they are not customers of Computer Associates, 6 in 10 say they are unlikely to do business with them in the future.**

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Major Findings

- **The reasons non-customers give for not working with Computer Associates have more to do with need and current vendor satisfaction than with anything negative about Computer Associates.**

Why are you not a customer of Computer Associates? OPEN END
Among Non Computer Associates Customers Who Are Not Former Customers

Not too familiar with them	19%
Don't need their software	13%
We are using a another system (Oracle/AS400/IBM, etc.)	13%
No reason to change / We are happy with what we have	13%
Have not bought/used their products	13%
Never came up/across my desk	6%
No particular reason	6%
We need to be global	0%
Don't Know / No Response	19%

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T7

Satisfaction with Relationship

Overall, how satisfied are you with your relationship with Computer Associates? Please use a scale from 1 to 7, where a 1 means you are extremely satisfied.

Among Computer Associates Customers
60%
40%
20%
0%
41%
13%
45%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

35

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Reasons Why Dissatisfied

Why do you say that? OPEN END

Among 41% of Computer Associates Customers who are dissatisfied

Price	25%
Poor customer service / No concern for the customer	25%
Inflexible / Refuse to negotiate	13%
They buy companies and bleed them dry	8%
Contract structure / Contract negotiations	8%
Pay maintenance and have no interactions deal with them	4%
Products are not plug and play	4%
Others	8%
Don't Know / No Response	4%

T22

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Get Out of Commitment

If you could get out of your commitment to Computer Associates how likely would you be to do that? Would you definitely get out of your commitment with Computer Associates, probably get out of your contract, probably not get out of your contract or definitely get out of your contract?

Among Computer Associates Customers

60%
40%
20%
0%
19%
27%
37%
15%
Definitely
Probably
Probably not
Definitely not

37

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Recommend Computer Associates

How likely would you be to recommend Computer Associates to a colleague at another company? Would you definitely recommend Computer Associates, probably recommend Computer Associates, probably not recommend Computer Associates or definitely not recommend Computer Associates to a colleague?

Among Computer Associates Customers
60%
40%
20%
0%
23%
38%
21%
15%
Definitely
Probably
Probably not
Definitely not

40

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Attributes

I'm going to read you a list of attributes that could apply to these companies. To the best of your knowledge, please tell me which of these companies best fits each attribute.

Among Computer Associates Customers

	Computer Associates	IBM	BMC	Compuware	Network Associates
Most Innovative	10	62	6	2	12
Best customer service	2	81	6	2	4
Best value	6	56	12	4	15
State of the art products	13	58	13	2	10

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Computer Associates Strengths

What are the strengths of Computer Associates? OPEN END

Among Computer Associates Customers

Products / Quality products / Innovative products	**37%**
Breadth of product offering / Broad selection	**25%**
Responsive / Fast response	**8%**
Big / Big player in the market	**6%**
Technology / Professional knowledge	**4%**
General positive: OK / Favorable impression	**4%**
None / No strengths	**4%**
Others	**10%**
Don't Know / No Response	**4%**

42

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Satisfaction with Senior Management

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

Senior Management of Computer Associates.
Among Computer Associates Customers
60%
40%
20%
0%
22%
15%
29%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

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Reasons for Dissatisfaction

Why do you say that? OPEN END

Among 22% of Computer Associates Customers who are dissatisfied with senior management

They are the root of the poor customer service / Unresponsive / No concern for me, etc.	38%
Slow	6%
Dishonest	6%
Arrogant	6%
Strategy	6%
Pricing	6%
Others	19%
Don't Know / No Response	13%

T25a

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Satisfaction with Products and Services

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

Products and services you get from Computer Associates.
Among Computer Associates Customers

80%
60%
40%
20%
0%
15%
13%
70%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

48

Penn, Schoen, and Berland Assoc. 6759 T26

Satisfaction with Technical Support

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

Technical support you get from Computer Associates.

Among Computer Associates Customers

80%
60%
40%
20%
0%
10%
8%
67%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

50

Penn, Schoen, and Berland Assoc. 6759 T27

Reasons for Dissatisfaction

Why do you say that? OPEN END

Among 10% of Computer Associates Customers who are dissatisfied with technical support

Unresponsive	**13%**
We are not a high priority on their list	**13%**
Horrible	**13%**
Rude	**13%**
Satisfactory	**13%**
Don't Know / No Response	**38%**

51

T27a

Penn, Schoen, and Berland Assoc. 6759

Satisfaction with Responsiveness

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

Responsiveness of Computer Associates to your requests.

Among Computer Associates Customers

80%
60%
40%
20%
0%
25%
13%
55%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

52

Penn, Schoen, and Berland Assoc. 6759 T28

Satisfaction with Value

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

The value you get from Computer Associates' products and services for the price you pay.

Among Computer Associates Customers

60%
40%
20%
0%
33%
23%
41%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

54

Penn, Schoen, and Berland Assoc. 6759 T29

Reasons for Dissatisfaction

Why do you say that? OPEN END

Among 33% of Computer Associates Customers who are dissatisfied with value

Price / Too expensive	**54%**
Unsatisfactory/second rate/not state of the art products (specific and unspecific)	**12%**
Price goes up, product remains the same / We pay for it, it does not grow	**8%**
Not received what was promised	**4%**
Products not mainstream	**4%**
No negotiations on cost	**4%**
Price structure tied to MIPS	**4%**
Spendy	**4%**
Their products work	**4%**
Don't Know / No Response	**4%**

T29a

55

Penn, Schoen, and Berland Assoc. 6759

Satisfaction with Meeting Needs

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

How Computer Associates meets your needs.

Among Computer Associates Customers
60%
40%
20%
0%
21%
21%
54%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

56

Penn, Schoen, and Berland Assoc. 6759 T30

Reasons for Dissatisfaction

Why do you say that? OPEN END

Among 21% of Computer Associates Customers who are dissatisfied with meeting needs

Boring products/ Not innovative	17%
Pricing	11%
Poor customer service / They only care about themselves	11%
They have products we need / The manufacturing package does what it needs to do	11%
No particular reason	11%
Their product only meets 60% of our needs and were promised 99%	6%
Cheap products	6%
Complicated products	6%
Not mainstream	6%
They way they handle licensing	6%
Solution	6%
Don't Know / No Response	6%

T30a

57

Penn, Schoen, and Berland Assoc. 6759

Satisfaction with Sales Process

Again, thinking about Computer Associates. Please tell me how satisfied you are with the following. Again, use a 7 point scale, where a 1 means you are extremely dissatisfied and a 7 means you are extremely satisfied.

The Computer Associates sales process.

Among Computer Associates Customers
60%
40%
20%
0%
24%
25%
39%
1 to 3 Dissatisfied
4
5 to 7 Satisfied

58

Penn, Schoen, and Berland Assoc. 6759 T31

Reasons for Dissatisfaction

Why do you say that? OPEN END

Among 24% of Computer Associates Customers who are dissatisfied with sales process

Arrogant	19%
High turnover of sales reps	19%
Dishonest	10%
Aggressiveness	10%
They are good / They have a good understanding of their products	10%
Cannot develop a good relationship	5%
Not committed	5%
Not knowledgeable	5%
Disorganized	5%
Threatening	5%
Don't Know / No Response	10%

T31a

59

Penn, Schoen, and Berland Assoc. 6759

Computer Associates Service

Since you've been a Computer Associates customer, has their service improved, declined or has it stayed the same?

Among Computer Associates Customers

60%
40%
20%
0%
33%
8%
54%
Improved
Declined
Stayed the same

60

Penn, Schoen, and Berland Assoc. 6759 T32

Computer Associates Attributes

I am now going to read you a list of words and phrases. For each one, please tell me how much it applies to Computer Associates. Again, please use a 1 to 7 scale, where 1 means it doesn't apply at all, and 7 means it applies very much to Computer Associates.

Among Computer Associates Customers

	7 Applies Very Much	6+7 Applies
Offers state of the art products	13%	36%
High quality technical support	8%	37%
Innovative	8%	31%
Honest	6%	33%
Demonstrates flexibility in doing business with you	4%	21%
Understands your needs	2%	17%
A company with integrity	2%	21%
Knowledgeable sales people	2%	21%
Treat their employees fairly	2%	14%
Treat their customers well	2%	15%

61

Penn, Schoen, and Berland Assoc. 6759 T33-42

Trust in Senior Management

How much trust do you have in the senior management at Computer Associates?

Among Computer Associates Customers
60%
40%
20%
0%
12%
37%
27%
6%
A great deal
Some
Not much
None at all

62

Penn, Schoen, and Berland Assoc. 6759 T43

Trust Open Ends

Why do you say that? OPEN END

Among Computer Associates Customers

Of those saying "not much" in previous	
Past experience	6%
Dealings with senior management has not been pleasant	4%
Don't value customers / They do what is in their best interest and not the customers	4%
Cost issues	2%
Financially unstable	2%
We'd make an agreement with mid-management and senior management would override it	2%
Government acquisitions	2%
Attempt to take over CSC	2%
Historical image of the company	2%
An article	2%
Of those saying "not at all" in previous	
They are sharks	2%
Trashing shareholders through the bonus agreement	2%
I try to avoid them at all costs	2%
Of those saying "don't know" in previous	
Not too familiar with them / Haven't dealt with them	8%
None	6%
Don't Know / No Response	6%

64

Penn, Schoen, and Berland Assoc. 6759

T44

Future Business with Computer Associates

Based on your current level of satisfaction with Computer Associates, how likely are you to do business with Computer Associates in the near future?

Among Computer Associates Customers
60%
40%
20%
0%
44%
33%
15%
8%
Very likely
Somewhat likely
Not very likely
Not at all likely

65

Penn, Schoen, and Berland Assoc. 6759 T45

Confidence in Improving Customer Relations

How confident are you that Computer Associates can improve its customer relations?

Among Computer Associates Customers who say they are dissatisfied with overall relationship with Computer Associates
60%
40%
20%
0%
8%
29%
33%
21%
Very confident
Somewhat confident
Not too confident
Not at all confident

66

Penn, Schoen, and Berland Assoc. 6759 T49

Confidence in Improving Technical Support

How confident are you that Computer Associates can improve its level of technical support?

Among Computer Associates Customers who say they are dissatisfied with technical support

80%
60%
40%
20%
0%
8%
54%
15%
0%
Very confident
Somewhat confident
Not too confident
Not at all confident

67

Penn, Schoen, and Berland Assoc. 6759 T50

Computer Associates Recent Events

68

Penn, Schoen, and Berland Assoc. 6759

Press Reports

Have you heard any press reports about Computer Associates?

Among Computer Associates Customers

100%
80%
60%
40%
20%
0%
35%
62%
Yes
No

69

Penn, Schoen, and Berland Assoc. 6759 T53

Press Reports Open End

IF YES: What have you heard or read?

Among Computer Associates Customers who have heard or read press reports

General negative: It was not good / Suspicious / People have question marks about them	18%
Change of image/logo	12%
I read it in specific publications: New York Times / Computer Magazine	12%
They've had some problems	6%
The CEO poorly manages money	6%
Cooking their books	6%
Had issues over the termination of some employees	6%
Buying other companies	6%
Trying to provide e-commerce solutions	6%
They are trying to improve	6%
Good security products	6%
Others	6%
Don't Know / No Response	6%

70

T54

Penn, Schoen, and Berland Assoc. 6759

Favorability Toward Computer Associates

If CH 1 IN Q 53:Does what you have heard or read make you more favorable toward Computer Associates, less favorable to Computer Associates, or doesn't it make a difference one way or the other?

Among Computer Associates Customers Who Have Heard Or Read Press Reports

100%
80%
60%
40%
20%
0%
17%
22%
61%
more favorable
less favorable
makes no difference

71

Penn, Schoen, and Berland Assoc. 6759 T55

Concern Over Allegations Regarding Accounting Practices

Recently there was a press coverage that called into question Computer Associate's accounting practices,saying the company overstated their revenues by using misleading reporting methods. When standard acceptable accounting practices are supplied the revenues decline significantly. These allegations were made by former employees as well as independent industry analysts. How concerned are you by these allegations?

Among Computer Associates Customers
60%
40%
20%
0%
19%
33%
37%
8%
Very concerned
Somewhat concerned
Not too concerned
Not concerned at all

72

Penn, Schoen, and Berland Assoc. 6759 T56

Concern Over Allegations Regarding Customer Service

There have also been allegations that Computer Associates are not responsive and treat their customers poorly. How concerned are you by these allegations?

Among Computer Associates Customers
60%
40%
20%
0%
35%
27%
23%
10%
Very concerned
Somewhat concerned
Not too concerned
Not concerned at all

73

Penn, Schoen, and Berland Assoc. 6759 T57

Likelihood To Do Business With Computer Associates

Based on what you have heard or read, how likely are you to do business with Computer Associates?

Among Computer Associates Customers
60%
40%
20%
0%
25%
50%
15%
10%
Very likely
Somewhat likely
Not very likely
Not at all likely

74

Penn, Schoen, and Berland Assoc. 6759

T57

Awareness of New Business Strategy

Are you aware of Computer Associates' new business strategy?

Among Computer Associates Customers

100%
80%
60%
40%
20%
0%
21%
77%
Yes
No

75

Penn, Schoen, and Berland Assoc. 6759 T51

Impression of New Business Strategy

What is your impression of it?

Among Computer Associates Customers who are aware of new business strategy

It's good/positive/favorable	36%
Good but not implemented	9%
Good if they are serious	9%
New marketing and pricing strategy is important	9%
I am pleased with the results but they need to improve the tangible return on investment	9%
Suspicious	9%
Don't Know / No Response	18%

76

T52

Penn, Schoen, and Berland Assoc. 6759

Confidence In
Computer Associates Future

77

T58

Penn, Schoen, and Berland Assoc. 6759

Economic Performance

How confident are you that CA will improve its economic performance in the next fiscal year?

Among Computer Associates Customers

60%
40%
20%
0%
12%
35%
35%
2%
Very confident
Somewhat confident
Not too confident
Not at all confident

78

Penn, Schoen, and Berland Assoc. 6759 T59

Management

How much confidence do you have in the management of Computer Associates to lead the company through the next fiscal year?

Among Computer Associates Customers
60%
40%
20%
0%
13%
37%
17%
4%
Great deal
some
Not too much
None at all

79

Penn, Schoen, and Berland Assoc. 6759 T60

Demographic Profile: Industry

What type of industry are you in?

Among Customers

Chemicals	2%
Computers / Technology	2%
Construction	2%
Distribution / Wholesale distribution	6%
Education	6%
Energy	2%
Financial services / Banking	17%
Healthcare	0%
Insurance	2%
Manufacturing	33%
Pulp and paper	4%
Retail/sales	6%
Telecommunications	4%
Transportation equipment/parts	8%
Others	10%

80

T61

Penn, Schoen, and Berland Assoc. 6759

Demographic Profile: Title

What is your job title?

<u>Among Customers</u>

CIO	48%
CFO	10%
Executive Vice President	12%
Senior Vice President	12%
CTO	4%
COO	2%
CEO	0%
President	0%
Others	9%

81

T2

Penn, Schoen, and Berland Assoc. 6759

Companies

I am going to read you a list of companies, for each one please tell me if your company is a customer of that firm.

Among Computer Associates Customers

	Yes	No
Computer Associates	100	0
IBM	96	4
BMC	31	69
Compuware	29	71
Network Associates	40	60

82

Penn, Schoen, and Berland Assoc. 6759 T4-8

Services of Computer Associates

You mentioned that you are a customer of Computer Associates. Which of the following products and services does Computer Associates provide to your company?

Among Computer Associates Customers

Software for enterprise management	58
Software for security	35
Software for storage management	29
Software for eBusiness transformation and integration	12
Software for portal and knowledge management	8
Software applications development	50
Other	10

84

Penn, Schoen, and Berland Assoc. 6759 T19

Length as Customer

How long have you been a customer of Computer Associates?

Among Computer Associates Customers
60%
40%
20%
0%
17%
33%
48%
4 years or less
5 to 10 years
more than 10 years

84

Penn, Schoen, and Berland Assoc. 6759 T20

Companies

I am going to read you a list of companies, for each one please tell me if your company is a customer of that firm.

Among Non Computer Associates Customers

	Yes	No
Computer Associates	0	100
IBM	88	13
BMC	8	92
Compuware	25	75
Network Associates	8	92

86

Penn, Schoen, and Berland Assoc. 6759 T4-8

Attributes

I'm going to read you a list of attributes that could apply to these companies. To the best of your knowledge, please tell me which of these companies best fits each attribute.

Among Non Computer Associates Customers

	Computer Associates	IBM	BMC	Compuware	Network Associates
Most Innovative	13	71	4	0	4
Best customer service	4	79	0	0	0
Best value	13	63	0	0	4
State of the art products	8	79	0	0	0

88

Penn, Schoen, and Berland Assoc. 6759 T15-18

Reasons Why Not Customer

Why are you not a customer of Computer Associates? OPEN END

Among Non Computer Associates Customers Who Are Not Former Customers

Not too familiar with them	19%
Don't need their software	13%
We are using a another system (Oracle/AS400/IBM, etc.)	13%
No reason to change / We are happy with what we have	13%
Have not bought/used their products	13%
Never came up/across my desk	6%
No particular reason	6%
We need to be global	0%
Don't Know / No Response	19%

89

T18b

Penn, Schoen, and Berland Assoc. 6759

Future Business

How likely are you to do business with Computer Associates in the future?

Among Non Computer Associates Customers

60%
40%
20%
0%
0%
40%
40%
15%
very likely
somewhat likely
not very likely
not at all likely

91

Penn, Schoen, and Berland Assoc. 6759 T18c

Future Business

How likely are you to do business with Computer Associates in the future?

Among Former Computer Associates Customers

60%
40%
20%
0%
0%
57%
43%
0%
very likely
somewhat likely
not very likely
not at all likely

92

Penn, Schoen, and Berland Assoc. 6759 T18c

          The identities of the participants in the Solicitation and a description of their interests in the Solicitation was filed by Ranger on a separate Schedule 14A with the Securities and Exchange Commission on June 21, 2001.

IMPORTANT INFORMATION

          Ranger plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER ADVISES SECURITY HOLDERS TO READ RANGER'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents, including the soliciting material that identifies the participants in Ranger's solicitation and describes their interests. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, calling Morrow & Co., Inc. at (212) 754-8000 or visiting Ranger's web site at www.rangergov.com.